EXHIBIT 10.12
INTELLECTUAL PROPERTY ASSIGNMENT
     THIS INTELLECTUAL PROPERTY ASSIGNMENT (the “Assignment”) is made effective this 24th day of October, 2007, by and between VIDEO SOFTWARE PARTNERS, LLC, a Texas limited liability company (“Assignor”) and ESPRE SOLUTIONS, INC., a Nevada corporation (“Assignee”).
ASSIGNMENT
     1.      For Ten Dollars ($10.00) and other good and valuable consideration received by Assignor from Assignee, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby sells, assigns and transfers to Assignee, its successors and assigns, the entire right, title and interest in and to Assignor’s Intellectual Property, being the software products described in Exhibit “A”, attached hereto and incorporated herein by reference (collectively “Assignor’s Intellectual Property”), including, but not limited to the following: all divisional, continuing, substitute, renewal, reissue and all other applications for patents which have been and shall be filed in the United States and all foreign countries on any of Assignor’s Intellectual Property; in and to all original and reissued patents which have been or shall be issued in the United States and all foreign countries on Assignor’s Intellectual Property, including the right to apply for patent rights in each foreign country and all rights to priority; all source codes; copyrights (or applications related thereto); trademarks (or applications related thereto); trade names, logos, proprietary designs and service marks (or applications related thereto); all rights to license agreements, royalty interests and other income and property; and, all claims or causes of action for infringement thereof related to in any way to Assignor’s Intellectual Property.
     2.      Assignor shall also agree that Assignee may apply for and receive patents for said Assignor’s Intellectual Property in its own name; and when requested, without charge to but at the expense of said Assignee, its successors and assigns, agrees to carry out in good faith the intent and purpose of this Assignment, Assignor will execute all divisional, continuing, substitute, renewal, reissue, and all patents or other applications on any Assignor’s Intellectual Property; execute all rightful oaths, assignments, power of attorney and other papers, communicate to said Assignee, its successors and assigns, all facts known to the Assignor relating to said Assignor’s Intellectual Property and the history thereof; and generally do everything possible which said Assignee, its successors and assigns, shall consider desirable for aiding in securing and maintaining proper patent and other intellectual property protection for Assignor’s Intellectual Property and for vesting clear title to Assignor’s Intellectual Property, in said Assignee, its successors and assigns.
     3.      Assignor hereby covenants with said Assignee, its successors and assigns, that no assignment, grant, mortgage, license or other agreement affecting the rights and property representing Assignor’s Intellectual Property herein conveyed has been made to any other third party by Assignor and that full right to convey the same as herein expressed is possessed by Assignor.
     IN TESTIMONY WHEREOF, we execute this Assignment to be made effective on the date first written above.

ASSIGNOR: VIDEO SOFTWARE PARTNERS, LLC
Date:	By:	/s/ Greg Somers
Greg Somers, President

ASSIGNEE: ESPRE SOLUTIONS, INC.
Date:	By:	/s/ Peter Leighton
Peter Leighton, President

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§
     This instrument was acknowledged before me on the       day of October, 2007, by                                 ,                                  of Video Software Partners, LLC.

Notary Public, State of Texas

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§
     This instrument was acknowledged before me on the       day of October, 2007, by                                 ,                                  of Espré Solutions, Inc.

Notary Public, State of Texas

EXHIBIT “A”
to
INTELLECTUAL PROPERTY ASSIGNMENT

CORE LIGHTING STRIKE ENCODER/DECODER	VERSION 1.11

VIDEO INTERACTIVE MULTI-POINT	VERSION 1.6

VIDEO MESSENGER PRO	VERSION 4.3

STREAMING VIDEO ENCODER/DECODER	VERSION 1.10

STILL IMAGE COMPRESSION	VERSION 1.10

POWER ZOOM	VERSION 1.10

FACIAL RECOGNITION	VERSION 1.2

LICENSING SERVER	VERSION 1.0

VM POST SERVER	VERSION 1.0

WEBSITE	VERSION 2.0

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